UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 District Avenue, Burlington, MA 01803

(Address of principal executive offices) (Zip Code)

(617) 600-7373

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 16, 2023, Minerva Neurosciences, Inc. (the “Company”) received written notice (the “Compliance Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that it has regained compliance with Nasdaq Listing Rule 5550(b)(2) (the “Rule”) which requires that companies listed on The Nasdaq Capital Market maintain a minimum Market Value of Listed Securities, as defined by Nasdaq (“MVLS”), of $35 million or greater. The Company’s securities will continue to be listed and traded on Nasdaq.

As previously reported, on December 1, 2022, the Company received written notice from Nasdaq notifying the Company that for the previous 30 consecutive business days, the Company’s MVLS had been below the $35 million minimum required for continued listing on The Nasdaq Capital Market pursuant to the Rule. To regain compliance, the Company was required to maintain an MVLS of $35 million or greater for a minimum of ten consecutive business days. The Company had until May 30, 2023 to regain compliance with the Rule.

Also as previously reported, on May 31, 2023, the Company received a second written notice from Nasdaq indicating that, based upon the Company’s continued non-compliance with the Rule, the staff of Nasdaq had determined to delist the Company’s securities from The Nasdaq Capital Market unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”). The Company timely requested a hearing before the Panel. Subsequently, the Company’s MVLS had been $35 million or greater for ten consecutive business days.

Nasdaq notified the Company in the Compliance Notice that the Nasdaq Listing Qualifications staff had determined that the Company has regained compliance with the Rule, and that the Company is therefore in compliance with The Nasdaq Capital Market’s listing requirements. Consequently, the scheduled hearing before the Panel has been cancelled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

Date: June 20, 2023	By:	/s/ Geoffrey Race
Geoffrey Race
President

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